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                                                                      Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS



         We consent to the use of our report dated March 7, 1999 in the Form 10-SB (General Form for Registration of Securities of Small Business Issuers) of Bedford Holdings, Inc.

                                                   Donahue Associates, Inc.


                                              By:
                                                   ---------------------------
                                                   Brian Donahue

New York, New York
March 7, 1999